                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported)    June 28, 2002
                                                             -------------------


                           SouthFirst Bancshares, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                  1-13640               63-1121255
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


126 North Norton Avenue, Sylacauga, Alabama                           35150
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code            (205) 245-4365
                                                   -----------------------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


On July 2, 2002, SouthFirst Bancshares, Inc. (the "Company") issued a press release (the "Press Release"), announcing that First Federal of the South, a federally chartered stock savings association and wholly-owned subsidiary of the Company, had entered into a Settlement Agreement (the "Settlement Agreement") on June 28, 2002 with Charles R. Vawter, Jr., Charles R. Vawter, Sr., Vawter Properties & Resources, LP, Angela H. Vawter and Automatic Gas & Appliance Co., Inc. For information regarding the terms of the Settlement Agreement, reference is made to the Form of Settlement Agreement and the Press Release, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit No.       Description
         -----------       -----------

         99.1 Form of Settlement Agreement dated June 28, 2002, by and between First Federal of the South and Charles
                           R. Vawter, Jr., Charles R. Vawter, Sr., Vawter
                           Properties & Resources, LP, Angela H. Vawter and
                           Automatic Gas & Appliance Co., Inc.

         99.2 Press Release issued by SouthFirst Bancshares, Inc., dated July 2, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SouthFirst Bancshares, Inc.


                                           By:  /s/ Joe K. McArthur
                                               -------------------------------
                                                   Joe K. McArthur
                                                   Chief Executive Officer

Dated: July 2, 2002


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                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------

     99.1 Form of Settlement Agreement dated June 28, 2002, by and between First Federal of the South and Charles
                           R. Vawter, Jr., Charles R. Vawter, Sr., Vawter
                           Properties & Resources, LP, Angela H. Vawter and
                           Automatic Gas & Appliance Co., Inc.

     99.2 Press Release issued by SouthFirst Bancshares, Inc., dated July 2, 2002